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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D. C.  20549

                                  _____________

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):               September 8, 2000


                              Hecla Mining Company
__________________________________________________________________________
             (Exact name of registrant as specified in its charter)


                                    Delaware
__________________________________________________________________________
                 (State or other jurisdiction of incorporation)


          1-8491                                  82-0126240
__________________________________________________________________________
(Commission File Number)            (IRS Employer Identification No.)


6500 Mineral Drive
Coeur d'Alene, Idaho                              83815-8788
__________________________________________________________________________
(Address of principal executive offices)          (Zip Code)


                                 (208) 769-4100
__________________________________________________________________________
                         (Registrant's Telephone Number)







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Item 5.   OTHER EVENTS.


     Exhibit 99 - Press Release dated September 8, 2000



                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                              HECLA MINING COMPANY




                              By  /s/ Michael B. White
                                ____________________________
                                Name:   Michael B. White
                                Title: Vice President -
                                         General Counsel


Dated:  September 8, 2000
















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                                  EXHIBIT INDEX



EXHIBIT NO.              TITLE


99 -          Press Release dated September 8, 2000